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                                                                    EXHIBIT 99.1

                          CONSENT OF FINANCIAL ADVISOR

     We consent to the inclusion in this Registration Statement on Form S-4 of Banyan Mortgage Investment Fund, to which this consent is filed as an exhibit, of our opinion dated May 20, 1996 with respect to the consideration to be paid pursuant to the Merger described in this Registration Statement.

                                             Josephthal Lyon & Ross Incorporated

New York, New York
September 16, 1996